SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 6, 2006
Date of Report

March 6, 2006
(Date of earliest event reported)

AIDA PHARAMCEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50212	81-0592184
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

31 Dingjiang Road
Jianggan District
Hangzhou, 310016
China
(Address of principal executive offices, including zip code)

86-0571-85802712
(Registrant’s telephone number, including area code)

BAS CONSULTING, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02 AMENDMENTS TO ARTICLES OF INCORPORATION OT BYLAWS; CHANGE IN FISCAL YEAR.

    The Company amended its Articles of Incorporation to change the name of the Company to Aida Pharmaceuticals, Inc. The amended articles were filed with the State of Nevada on February 24, 2006 and the name change became effective today, March 6, 2006. The action was approved by the shareholders and directors of the Company on January 9, 2006. An Information Statement describing the name change was filed with the Securities and Exchange Commission and mailed to all shareholders of record on January 19, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Title	Location

3.1	Amendment to the Articles of Incorporation	Attached

SIGNATURES

    In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAS Consulting, Inc.

Date: March 6, 2006
By: /s/ Biao Jin

Biao Jin
Chairman of the Board and Chief Executive Officer